UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	36-3972986 (I.R.S. Employer Identification No.)

9900 West 109th Street
Suite 100
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices, zip code and telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2016, Matthew J. Foulston, notified Compass Minerals International, Inc. (the “Company”) of his resignation as Chief Financial Officer to pursue other opportunities. Mr. Foulston is expected to remain with the Company until December 1, 2016 to ensure a smooth transition. Mr. Foulston’s resignation did not result from any disagreements regarding the Company’s strategy, operations, financial reporting or accounting policies, procedures, estimates or judgments.

The Company has appointed John D. Craft to serve as the Company’s Interim Chief Financial Officer and principal accounting and financial officer, effective November 2, 2016. Mr. Craft will assume this role while the Company conducts a comprehensive search for a new Chief Financial Officer. Mr. Craft, age 53, has served as the Company’s Vice President and Corporate Controller since May 2015. Mr. Craft joined the Company as Vice President of Internal Audit and Compliance in March 2015. Prior to joining the Company, he was with Delphi Corporation from August 2011 to March 2015, where he held the position of Chief Financial Officer for Delphi Connection Systems-Americas. Mr. Craft has a Master of Business Administration degree in Finance and a Bachelor of Arts degree in Economics from Michigan State University.

The terms of Mr. Craft’s compensation as Interim Chief Financial Officer have not yet been determined. In accordance with Instruction 2 of Item 5.02 of Form 8-K, the Company will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

Item 7.01.     Regulation FD Disclosure.

On November 2, 2016, the Company issued a press release announcing the resignation of Mr. Foulston and appointment of Mr. Craft as Interim Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release issued by Compass Minerals International, Inc. on November 2, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: November 2, 2016	By:	/s/ Diana C. Toman
Name: Diana C. Toman
Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release issued by Compass Minerals International, Inc. on November 2, 2016.